Exhibit 10.4

Execution Version

REGISTRATION RIGHTS AGREEMENT

THIS REGISTRATION RIGHTS AGREEMENT (this “Agreement”), dated as of October 28, 2015 (the “Effective Date”), is entered into by and between FTE NETWORKS, INC., a Nevada corporation (the “Company”), Lateral Juscom Feeder LLC, a Delaware limited liability company (“WP”), and Lateral FTE Feeder LLC, a Delaware limited liability company (“Feeder” and together with WP and their respective permitted assigns, the “Lateral Parties”).

RECITALS

WHEREAS, concurrently herewith, the Lateral Parties are providing up to $8,000,000 of senior secured term loans to Jus-Com, Inc., a wholly-owned subsidiary of the Company (“Jus-Com”), pursuant to that certain Credit Agreement dated as of the Effective Date by and among Jus-Com, the Company, the Lateral Parties and the other parties thereto (the “Loan Agreement”); and

WHEREAS, in connection with the Loan Agreement, the Company has agreed to issue to the Lateral Parties 163,441 shares of the Company’s Series D Convertible Preferred Stock (“Series D Stock”) and 253,067 shares of the Company’s Series F Convertible Preferred Stock (“Series F Stock”), all convertible into shares of the Company’s common stock, $0.001 per share (“Common Stock”) (such shares of Common Stock, as issued to the Lateral Parties upon conversion of the Series D Stock and Series F Stock, together with such other shares of Common Stock (or shares convertible into Common Stock) issued by the Company to the Lateral Parties pursuant to the Company’s obligations under the Loan Agreement, collectively the “New Shares”); and

WHEREAS, to induce the Lateral Parties to enter into the Loan Agreement, the Company has agreed to provide to the Lateral Parties, regarding the New Shares, certain registration rights under the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder, or any similar successor statute (collectively, the “Securities Act”), and applicable state securities laws; and

WHEREAS, as a condition and inducement to the Lateral Parties’ willingness to enter into the Loan Agreement and to proceed with the transactions contemplated thereby, the Lateral Parties and the Company are entering into this Agreement; and

WHEREAS, the Company acknowledges that the Lateral Parties is entering into the Loan Agreement in reliance on the representations, warranties, covenants and other agreements of, the Company set forth in this Agreement and would not enter into the Loan Agreement if the Company did not enter into this Agreement.

NOW, THEREFORE, in consideration of the promises and the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and the Lateral Parties hereby agree as follows:

AGREEMENT

1.	DEFINITIONS.

As used in this Agreement, the following terms shall have the following meanings:

a. “Business Day” means any day on which the Principal Market is open for trading, including any day on which the Principal Market is open for trading for a period of time less than the customary time.

b. “Issuer Free Writing Prospectus” means an issuer free writing prospectus, as defined in Rule 433 under the Securities Act, relating to an offer of Registrable Securities.

c. The “Lateral Parties” include WP and Feeder, any transferee or assignee thereof to whom WP and/or Feeder assigns its rights under this Agreement in accordance with Section 9 and who agrees to become bound by the provisions of this Agreement, and any transferee or assignee thereof to whom a transferee or assignee assigns its rights under this Agreement in accordance with Section 9 and who agrees to become bound by the provisions of this Agreement.

d. “National Exchange” shall mean The NASDAQ Capital Market, The NASDAQ Global Market, The NASDAQ Global Select Market, the New York Stock Exchange, the NYSE MKT, the OTCQB or the OTCQX operated by the OTC Markets Group, Inc. (or any nationally recognized successor to any of the foregoing).

e. “Person” means any individual or entity including but not limited to any corporation, a limited liability company, an association, a partnership, an organization, a business, an individual, a governmental or political subdivision thereof or a governmental agency.

f. “Principal Market” means the OTCBB (or any nationally recognized successor thereto); provided, however, that in the event the Common Stock is ever listed or traded on The NASDAQ Capital Market, The NASDAQ Global Market, The NASDAQ Global Select Market, the New York Stock Exchange, the NYSE MKT, the OTCQB or the OTCQX operated by the OTC Markets Group, Inc. (or any nationally recognized successor to any of the foregoing), then the “Principal Market” shall mean such other market or exchange on which the Common Stock is then listed or traded.

g. “Register,” “registered,” and “registration” refer to a registration effected by preparing and filing one or more registration statements of the Company in compliance with the Securities Act and pursuant to Rule 415 under the Securities Act or any successor rule providing for offering securities on a continuous basis (“Rule 415”), and the declaration or ordering of effectiveness of such registration statement(s) by the United States Securities and Exchange Commission (the “SEC”).

h. “Registrable Securities” means all of the New Shares which have been, or which may, from time to time be issued, or become issuable to the Lateral Parties, and any and all shares of capital stock issued or issuable with respect to the New Shares as a result of any stock split, stock dividend, recapitalization, exchange or similar event or otherwise.

i. “Registration Statement” means one or more registration statements under the Securities Act of the Company covering the sale of the Registrable Securities.

2.	REGISTRATION.

a. Mandatory Registration. Upon the earlier to occur of (i) the twentieth (20th) calendar day following the first (1st) anniversary of the Effective Date or (ii) the listing of any of the Company’s securities on a National Exchange, file with the SEC an initial Registration Statement covering the maximum number of Registrable Securities as shall be permitted to be included thereon in accordance with applicable SEC rules, regulations and interpretations so as to permit the resale of such Registrable Securities by the Lateral Parties under Rule 415 under the Securities Act at then prevailing market prices (and not fixed prices), as mutually determined by both the Company and the Lateral Parties in consultation with their respective legal counsel. The Lateral Parties and their counsel shall have a reasonable opportunity to review and comment upon such Registration Statement and any amendment or supplement to such Registration Statement and any related prospectus prior to its filing with the SEC, and the Company shall give due consideration to all reasonable comments. The Lateral Parties shall furnish all information reasonably requested by the Company for inclusion therein. The Company shall use commercially reasonable efforts to have the Registration Statement and any amendment declared effective by the SEC at the earliest possible date. The Company shall use reasonable best efforts to keep the Registration Statement effective pursuant to Rule 415 promulgated under the Securities Act and available for resale by the Lateral Parties of all of the Registrable Securities covered thereby at all times as the Lateral Parties may reasonably request (the “Registration Period”).

b. Piggyback Registration.

(1) If, at any time, the Company proposes or is required to register any of its equity securities under the Securities Act (other than pursuant to (i) registrations on such form or similar form(s) solely for registration of securities in connection with an employee benefit plan or dividend reinvestment plan or (ii) registrations pursuant to Section 2(b) on a registration statement on Form S-1 or Form S-3 or an equivalent general registration form then in effect, whether or not for its own account, the Company shall give prompt written notice of its intention to do so to the Lateral Parties. Upon the written request of any Lateral Party, made within 15 days following the receipt of any such written notice (which request shall specify the maximum number of Registrable Securities intended to be disposed of by such Lateral Party and the intended method of distribution thereof), the Company shall, subject to Section 2(b)(2) and Section 2(b)(3), use reasonable best efforts to cause all such Registrable Securities to be included in the registration statement with the securities that the Company at the time proposes to register to permit the sale or other disposition by the Lateral Parties in accordance with the intended method of distribution thereof of the Registrable Securities to be so registered. No registration of Registrable Securities effected under this Section 2(b) shall relieve the Company of its obligations to effect registrations under Section 2(a).

(2) If, at any time after giving written notice of its intention to register any equity securities and prior to the effective date of the Registration Statement filed in connection with such registration, the Company shall determine for any reason not to register or to delay registration of such equity securities, the Company will give written notice of such determination to each Lateral Party holding Registrable Securities and (i) in the case of a determination not to register, shall be relieved of its obligation to register any Registrable Securities in connection with such abandoned registration, without prejudice, however, to the rights of Holders under Section 2(a) and (ii) in the case of a determination to delay such registration of its equity securities, shall be permitted to delay the registration of such Registrable Securities for the same period as the delay in registering such other equity securities. The Lateral Parties shall have the right to withdraw their request for inclusion of its Registrable Securities in any registration statement pursuant to this Section 2(b) by giving written notice to the Company of its request to withdraw. Such request must be made in writing prior to the earlier of the execution of the underwriting agreement or the execution of the custody agreement with respect to such registration. Such withdrawal shall be irrevocable and, after making such withdrawal, a Lateral Party shall no longer have any right to include Registrable Securities in the registration as to which such withdrawal was made.

(3) If any registration pursuant to Section 2(b) involves an underwritten offering that was proposed by the Company or holders of securities of the Company that have the right to require such registration pursuant to an agreement entered into by the Company in accordance with Section 11 and the lead managing underwriter of such offering (the “Manager”) shall advise the Company that, in its view, the number of securities requested to be included in such registration exceeds the number (the “Maximum Sale Number”) that can be sold in an orderly manner in such registration within a price range acceptable to the Company, the Company shall include in such registration:

(A) first, all Common Stock that the Company proposes to register for its own account; and

(B) second, all Registrable Securities that the Lateral Parties propose to register to the extent that the number of securities to be included pursuant to clause (A) above is less than the Maximum Sale Number; and

(C) third, to the extent the number of securities to be included pursuant to clauses (A) and (B) above is less than the Maximum Sale Number, the remaining shares to be included in such registration shall be allocated on a pro rata basis among all holders requesting that their shares of Common Stock be registered based on the aggregate number of shares of Common Stock owned by each holder requesting inclusion in relation to the aggregate number of shares of Common Stock owned by all holders requesting inclusion, up to the Maximum Sale Number.

d. Rule 424 Prospectus. The Company shall, as required by applicable securities regulations, from time to time file with the SEC, pursuant to Rule 424 promulgated under the Securities Act, the prospectus and prospectus supplements, if any, to be used in connection with sales of the Registrable Securities under the Registration Statement. The Lateral Parties and their counsel shall have a reasonable opportunity to review and comment upon such prospectus and prospectus supplements prior to its filing with the SEC, and the Company shall give due consideration to all such comments. The Lateral Parties shall comment upon such prospectus within five (5) Business Days from the date the Lateral Parties receives the final pre-filing version of such prospectus or prospectus supplement, as applicable.

e. Sufficient Number of Shares Registered. In the event the number of shares available under the Registration Statement is insufficient to cover all of the Registrable Securities, the Company shall amend the Registration Statement or file a new Registration Statement (a “New Registration Statement”), so as to cover all of such Registrable Securities (subject to the limitations set forth in Section 2(a)) as soon as practicable, but in any event not later than twenty (20) Business Days after the necessity therefor arises, subject to any limits that may be imposed by the SEC pursuant to Rule 415 under the Securities Act. The Company shall use it reasonable best efforts to cause such amendment and/or New Registration Statement to become effective as soon as practicable following the filing thereof.

f. Offering. If the staff of the SEC (the “Staff”) or the SEC seeks to characterize any offering pursuant to a Registration Statement filed pursuant to this Agreement as constituting an offering of securities that does not permit such Registration Statement to become effective and be used for resales by the Lateral Parties under Rule 415 at then-prevailing market prices (and not fixed prices), or if after the filing of the initial Registration Statement with the SEC pursuant to Section 2(a), the Company is otherwise required by the Staff or the SEC to reduce the number of Registrable Securities included in such initial Registration Statement, then the Company shall reduce the number of Registrable Securities to be included in such initial Registration Statement (with the prior consent, which shall not be unreasonably withheld, of the Lateral Parties and its legal counsel as to the specific Registrable Securities to be removed therefrom) until such time as the Staff and the SEC shall so permit such Registration Statement to become effective and be used as aforesaid. In the event of any reduction in Registrable Securities pursuant to this paragraph, the Company shall file one or more New Registration Statements in accordance with Section 2(c) until such time as all Registrable Securities have been included in Registration Statements that have been declared effective and the prospectus contained therein is available for use by the Lateral Parties. Notwithstanding any provision herein to the contrary, the Company’s obligations to register Registrable Securities (and any related conditions to the Lateral Parties’ obligations) shall be qualified as necessary to comport with any requirement of the SEC or the Staff as addressed in this Section 2(d).

3.	RELATED OBLIGATIONS.

With respect to the Registration Statement and whenever any Registrable Securities are to be registered pursuant to Section 2 including on any New Registration Statement, the Company shall use its reasonable best efforts to effect the registration of the Registrable Securities in accordance with the intended method of disposition thereof and, pursuant thereto, the Company shall have the following obligations:

a. The Company shall prepare and file with the SEC such amendments (including post-effective amendments) and supplements to any Registration Statement and the prospectus used in connection with such Registration Statement, which prospectus is to be filed pursuant to Rule 424 promulgated under the Securities Act, as may be necessary to keep the Registration Statement or any New Registration Statement effective at all times during the Registration Period, and, during such period, comply with the provisions of the Securities Act with respect to the disposition of all Registrable Securities of the Company covered by the Registration Statement or any New Registration Statement until such time as all of such Registrable Securities shall have been disposed of in accordance with the intended methods of disposition by the seller or sellers thereof as set forth in such registration statement.

b. The Company shall permit the Lateral Parties to review and comment upon the Registration Statement or any New Registration Statement and all amendments and supplements thereto, or any Issuer Free Writing Prospectus related thereto, at least five (5) Business Days prior to their filing with the SEC, and not file any document in a form to which the Lateral Parties reasonably objects. The Lateral Parties shall comment upon the Registration Statement or any New Registration Statement and any amendments or supplements thereto within four (4) Business Days from the date the Lateral Parties receive the final version thereof. The Company shall furnish to the Lateral Parties, without charge any correspondence from the SEC or the Staff to the Company or its representatives relating to the Registration Statement or any New Registration Statement.

c. Upon request of the Lateral Parties, the Company shall furnish to the Lateral Parties, (i) promptly after the same is prepared and filed with the SEC, at least one copy of such Registration Statement and any amendment(s) thereto, including financial statements and schedules, all documents incorporated therein by reference and all exhibits, (ii) upon the effectiveness of any Registration Statement, a copy of the prospectus included in such Registration Statement and all amendments and supplements thereto (or such other number of copies as the Lateral Parties may reasonably request) and (iii) such other documents, including copies of any preliminary or final prospectus, as the Lateral Parties may reasonably request from time to time in order to facilitate the disposition of the Registrable Securities owned by the Lateral Parties. For the avoidance of doubt, any filing available to the Lateral Parties via the SEC’s live EDGAR system shall be deemed “furnished to the Lateral Parties” hereunder.

d. The Company shall use commercially reasonable efforts to (i) register and qualify the Registrable Securities covered by a registration statement under such other securities or “blue sky” laws of such jurisdictions in the United States as the Lateral Parties reasonably request, (ii) prepare and file in those jurisdictions, such amendments (including post-effective amendments) and supplements to such registrations and qualifications as may be necessary to maintain the effectiveness thereof during the Registration Period, (iii) take such other actions as may be necessary to maintain such registrations and qualifications in effect at all times during the Registration Period, and (iv) take all other actions reasonably necessary or advisable to qualify the Registrable Securities for sale in such jurisdictions; provided, however, that the Company shall not be required in connection therewith or as a condition thereto to (x) qualify to do business in any jurisdiction where it would not otherwise be required to qualify but for this Section 3(d), (y) subject itself to general taxation in any such jurisdiction, or (z) file a general consent to service of process in any such jurisdiction. The Company shall promptly notify the Lateral Parties who hold Registrable Securities of the receipt by the Company of any notification with respect to the suspension of the registration or qualification of any of the Registrable Securities for sale under the securities or “blue sky” laws of any jurisdiction in the United States or its receipt of actual notice of the initiation or threatening of any proceeding for such purpose.

e. As promptly as practicable after becoming aware of such event or facts, the Company shall notify the Lateral Parties in writing of the happening of any event or existence of such facts as a result of which the prospectus included in any Registration Statement, as then in effect, or any Issuer Free Writing Prospectus related thereto, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and promptly prepare a supplement or amendment to such Registration Statement to correct such untrue statement or omission, and deliver a copy of such supplement or amendment to the Lateral Parties (or such other number of copies as the Lateral Parties may reasonably request). The Company shall also promptly notify the Lateral Parties in writing (i) when a prospectus or any prospectus supplement or post-effective amendment has been filed, and when a Registration Statement or any post-effective amendment has become effective (notification of such effectiveness shall be delivered to the Lateral Parties by email or facsimile on the same day of such effectiveness and by overnight mail), (ii) of any request by the SEC for amendments or supplements to any Registration Statement or related prospectus or related information, and (iii) of the Company’s reasonable determination that a post-effective amendment to a Registration Statement would be appropriate.

f. The Company shall use its reasonable best efforts to prevent the issuance of any stop order or other suspension of effectiveness of any Registration Statement, or the suspension of the qualification of any Registrable Securities for sale in any jurisdiction and, if such an order or suspension is issued, to obtain the withdrawal of such order or suspension at the earliest possible moment and to notify the Lateral Parties of the issuance of such order and the resolution thereof or its receipt of actual notice of the initiation or threat of any proceeding for such purpose.

g. The Company shall (i) cause all the Registrable Securities to be listed on each securities exchange on which securities of the same class or series issued by the Company are then listed, if any, if the listing of such Registrable Securities is then permitted under the rules of such exchange, or (ii) secure designation and quotation of all the Registrable Securities on the Principal Market. The Company shall pay all fees and expenses in connection with satisfying its obligation under this Section 3.

h. The Company shall cooperate with the Lateral Parties to facilitate the timely preparation and delivery of certificates (not bearing any restrictive legend) representing the Registrable Securities to be offered pursuant to any Registration Statement and enable such certificates to be in such denominations or amounts as the Lateral Parties may reasonably request and registered in such names as the Lateral Parties may request.

i. The Company shall at all times provide and cause to be maintained a transfer agent and registrar with respect to its Common Stock.

j. If reasonably requested by the Lateral Parties, the Company shall (i) immediately incorporate in a prospectus supplement or post-effective amendment such information as the Lateral Parties believe should be included therein relating to the sale and distribution of Registrable Securities, including, without limitation, information with respect to the number of Registrable Securities being sold, the purchase price being paid therefor and any other terms of the offering of the Registrable Securities; (ii) make all required filings of such prospectus supplement or post-effective amendment as soon as practicable upon notification of the matters to be incorporated in such prospectus supplement or post-effective amendment; and (iii) supplement or make amendments to any Registration Statement.

k. The Company shall use its reasonable best efforts to cause the Registrable Securities covered by any Registration Statement to be registered with or approved by such other governmental agencies or authorities as may be reasonably deemed necessary by the Lateral Parties to consummate the disposition of such Registrable Securities.

l. Within one (1) Business Day after any Registration Statement which includes the Registrable Securities is ordered effective by the SEC, the Company shall deliver, and shall cause legal counsel for the Company to deliver, to the transfer agent for such Registrable Securities (with copies to the Lateral Parties) confirmation that such Registration Statement has been declared effective by the SEC. Thereafter, if requested by the Lateral Parties at any time, the Company shall require its counsel to deliver to the Lateral Parties a written confirmation as to whether or not the effectiveness of such Registration Statement has lapsed at any time for any reason (including, without limitation, the issuance of a stop order) and whether or not the Registration Statement is current and available to the Lateral Parties for sale of all of the Registrable Securities.

m. The Company shall take all other reasonable actions necessary to expedite and facilitate disposition by the Lateral Parties of Registrable Securities pursuant to any Registration Statement.

4.	OBLIGATIONS OF THE LATERAL PARTIES.

a. The Company shall notify the Lateral Parties in writing of the information the Company reasonably requires from the Lateral Parties in connection with any Registration Statement hereunder. The Lateral Parties shall furnish to the Company such information regarding itself, the Registrable Securities held by it and the intended method of disposition of the Registrable Securities held by it as shall be reasonably required to effect the registration of such Registrable Securities and shall execute such documents in connection with such registration as the Company may reasonably request.

b. The Lateral Parties agree to timely cooperate with the Company as reasonably requested by the Company in connection with the preparation and filing of any Registration Statement hereunder.

c. The Lateral Parties agree that, upon receipt of any notice from the Company of the happening of any event or existence of facts of the kind described in Section 3(f) or the first sentence of 3(e), the Lateral Parties will immediately discontinue disposition of Registrable Securities pursuant to any Registration Statement(s) covering such Registrable Securities until the Lateral Parties’ receipt of the copies of the supplemented or amended prospectus contemplated by Section 3(f) or the first sentence of 3(e).

5.	INDEMNIFICATION.

a. To the fullest extent permitted by law, the Company will, and hereby does, indemnify, hold harmless and defend the Lateral Parties, each Person, if any, who controls each of the Lateral Parties within the meaning of the Securities Act or the Exchange Act, the members, the directors, officers, general and limited partners, employees, agents, representatives, fiduciaries, affiliates, consultants, stockholders, successors and assigns of the Lateral Parties and each Person, if any, who controls the Lateral Parties within the meaning of the Securities Act or the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (each, an “Indemnified Person”), against any losses, claims, damages, liabilities, judgments, fines, penalties, charges, costs, attorneys’ fees, amounts paid in settlement or expenses, joint or several, incurred in investigating, preparing or defending any action, claim, suit, inquiry, proceeding, investigation or appeal taken from the foregoing by or before any court or governmental, administrative or other regulatory agency, body or the SEC, whether pending or threatened, whether or not an indemnified party is or may be a party thereto (“Indemnified Damages”), to which any of them may become subject insofar as such claims (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon: (i) any untrue statement or alleged untrue statement of a material fact in the Registration Statement, any New Registration Statement or any post-effective amendment thereto or in any filing made in connection with the qualification of the offering under the securities or other “blue sky” laws of any jurisdiction in which Registrable Securities are offered (“Blue Sky Filing”), or the omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, (ii) any untrue statement or alleged untrue statement of a material fact contained in any preliminary, final or summary prospectus (as amended or supplemented, if the Company files any amendment thereof or supplement thereto with the SEC) together with the documents incorporated by reference therein, or any Issuer Free Writing Prospectus utilized in connection therewith or the omission or alleged omission to state therein any material fact necessary to make the statements made therein, in light of the circumstances under which the statements therein were made, not misleading, (iii) any violation or alleged violation by the Company of the Securities Act, the Exchange Act, any other law, including, without limitation, any state securities law, or any rule or regulation thereunder relating to the offer or sale of the Registrable Securities pursuant to the Registration Statement or any New Registration Statement or (iv) any material violation by the Company of this Agreement (the matters in the foregoing clauses (i) through (iv) being, collectively, “Violations”). Notwithstanding anything to the contrary contained herein, the indemnification agreement contained in this Section 6(a): (i) shall not apply to any Indemnified Damages arising out of or based upon a Violation which occurs in reliance upon and in conformity with information about the Lateral Parties furnished in writing to the Company by such Indemnified Person expressly for use in connection with the preparation of the Registration Statement, any New Registration Statement or any such amendment thereof or supplement thereto, if such prospectus was timely made available to the Lateral Parties by the Company pursuant to Section 3(c) or Section 3(e); (ii) with respect to any superseded prospectus, shall not inure to the benefit of any such person from whom the person asserting any such claim purchased the Registrable Securities that are the subject thereof (or to the benefit of any person controlling such person) if the untrue statement or omission of material fact contained in the superseded prospectus was corrected in the revised prospectus, as then amended or supplemented, if such revised prospectus was timely made available to the Lateral Parties by the Company pursuant to Section 3(c) or Section 3(e), and the Indemnified Person was promptly advised in writing not to use the incorrect prospectus prior to the use giving rise to a violation and such Indemnified Person, notwithstanding such advice, used it; (iii) shall not be available to the extent such claim is based on a failure of the Lateral Parties to deliver or to cause to be delivered the prospectus made available by the Company, if such prospectus was timely made available to the Lateral Parties by the Company pursuant to Section 3(c) or Section 3(e); and (iv) shall not apply to amounts paid in settlement of any claim if such settlement is effected without the prior written consent of the Company, which consent shall not be unreasonably withheld. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Indemnified Person and shall survive the transfer of the Registrable Securities by the Lateral Parties pursuant to Section 9.

b. In connection with the Registration Statement or any New Registration Statement, the Lateral Parties agree to indemnify, hold harmless and defend, to the same extent and in the same manner as is set forth in Section 6(a), the Company, each of its directors, each of its officers who signs the Registration Statement or any New Registration Statement, each Person, if any, who controls the Company within the meaning of the Securities Act or the Exchange Act (collectively and together with an Indemnified Person, an “Indemnified Party”), against any Indemnified Damages to which any of them may become subject, under the Securities Act, the Exchange Act or otherwise, insofar as such Indemnified Damages arise out of or are based upon any Violation, in each case to the extent, and only to the extent, that such Violation occurs in reliance upon and in conformity with written information about the Lateral Parties and furnished to the Company by the Lateral Parties expressly for use in connection with such Registration Statement; and, subject to Section 6(d), The Lateral Parties will reimburse any legal or other expenses reasonably incurred by them in connection with investigating or defending any such claim; provided, however, that the indemnity agreement contained in this Section 6(b) and the agreement with respect to contribution contained in Section 7 shall not apply to amounts paid in settlement of any claim if such settlement is effected without the prior written consent of Lateral, which consent shall not be unreasonably withheld; provided, further, however, that the Lateral Parties shall be liable under this Section 6(b) for only that amount of Indemnified Damages as does not exceed the net proceeds to the Lateral Parties as a result of the sale of Registrable Securities pursuant to such Registration Statement. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such Indemnified Party and shall survive the transfer of the Registrable Securities by the Lateral Parties pursuant to Section 9.

c. Promptly after receipt by an Indemnified Person or Indemnified Party under this Section 6 of notice of the commencement of any action or proceeding (including any governmental action or proceeding) involving a claim for Indemnified Damages, such Indemnified Person or Indemnified Party shall, if a claim for Indemnified Damages in respect thereof is to be made against any indemnifying party under this Section 6, deliver to the indemnifying party a written notice of the commencement of such claim, and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume control of the defense thereof with counsel mutually satisfactory to the indemnifying party and the Indemnified Person or the Indemnified Party, as the case may be; provided, however, that an Indemnified Person or Indemnified Party shall have the right to retain its own counsel with the fees and expenses to be paid by the indemnifying party, if, (i) in the reasonable opinion of counsel retained by the Indemnified Person or the Indemnified Party, the representation by such counsel of the Indemnified Person or Indemnified Party and the indemnifying party would be inappropriate due to actual or potential differing interests between such Indemnified Person or Indemnified Party and any other party represented by such counsel in such proceeding, (ii) the indemnifying party fails to take reasonable steps necessary to defend diligently the action or proceeding within twenty (20) days after receiving notice from the Indemnified Person or Indemnified Party, or (iii) if such Indemnified Person or Indemnified Party who is a defendant in any action or proceeding that is also brought against the indemnifying party reasonably shall have concluded that there may be one or more legal defenses available to such indemnified party that are not available to the indemnifying party. The Indemnified Party or Indemnified Person shall cooperate fully with the indemnifying party in connection with any negotiation or defense of any such action or claim by the indemnifying party and shall furnish to the indemnifying party all information reasonably available to the Indemnified Party or Indemnified Person which relates to such action or claim. The indemnifying party shall keep the Indemnified Party or Indemnified Person fully apprised at all times as to the status of the defense or any settlement negotiations with respect thereto. No indemnifying party shall be liable for any settlement of any action, claim or proceeding effected without its written consent, provided, however, that the indemnifying party shall not unreasonably withhold, delay or condition its consent. No indemnifying party shall, without the consent of the Indemnified Party or Indemnified Person, consent to entry of any judgment or enter into any settlement or other compromise which (i) does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party or Indemnified Person of a release from all liability in respect to such claim or litigation or (ii) does include a statement as to or an admission of fault, culpability or a failure to act, by or on behalf of any Indemnified Party or Indemnified Person. Following indemnification as provided for hereunder, the indemnifying party shall be subrogated to all rights of the Indemnified Party or Indemnified Person with respect to all third parties, firms or corporations relating to the matter for which indemnification has been made. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action shall not relieve such indemnifying party of any liability to the Indemnified Person or Indemnified Party under this Section 6, except to the extent that the indemnifying party is materially prejudiced in its ability to defend such action.

d. The indemnification required by this Section 6 shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as and when bills are received or Indemnified Damages are incurred.

e. The indemnity agreements contained herein shall be in addition to (i) any cause of action or similar right of the Indemnified Party or Indemnified Person against the indemnifying party or others, and (ii) any liabilities the indemnifying party may be subject to pursuant to the law.

7.	CONTRIBUTION.

To the extent any indemnification by an indemnifying party is prohibited or limited by law, the indemnifying party agrees to make the maximum contribution with respect to any amounts for which it would otherwise be liable under Section 6 to the fullest extent permitted by law; provided, however, that: (i) no seller of Registrable Securities guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any seller of Registrable Securities who was not guilty of fraudulent misrepresentation; and (ii) contribution by any seller of Registrable Securities shall be limited in amount to the net amount of proceeds received by such seller from the sale of such Registrable Securities.

8.	REPORTS AND DISCLOSURE UNDER THE SECURITIES ACTS.

With a view to making available to the Lateral Parties the benefits of Rule 144 promulgated under the Securities Act or any other similar rule or regulation of the SEC that may at any time permit the Lateral Parties to sell securities of the Company to the public without registration (“Rule 144”), the Company agrees, at the Company’s sole expense, to:

a. make and keep public information available, as those terms are understood and defined in Rule 144;

b. file with the SEC in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act so long as the Company remains subject to such requirements and the filing of such reports and other documents is required for the applicable provisions of Rule 144;

c. furnish to the Lateral Parties so long as the Lateral Parties own Registrable Securities, promptly upon request, (i) a written statement by the Company that it has complied with the reporting and or disclosure provisions of Rule 144, the Securities Act and the Exchange Act, (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company, and (iii) such other information as may be reasonably requested to permit the Lateral Parties to sell such securities pursuant to Rule 144 without registration; and

d. take such additional action as is reasonably requested by the Lateral Parties to enable the Lateral Parties to sell the Registrable Securities pursuant to Rule 144, including, without limitation, delivering all such legal opinions, consents, certificates, resolutions and instructions to the Company’s Transfer Agent as may be requested from time to time by the Lateral Parties and otherwise fully cooperate with the Lateral Parties and the Lateral Parties’ broker to effect such sale of securities pursuant to Rule 144.

9.	ASSIGNMENT OF REGISTRATION RIGHTS.

The Company shall not assign this Agreement or any rights or obligations hereunder without the prior written consent of the Lateral Parties. The Lateral Parties may assign this Agreement and the rights hereunder to any Person to whom they transfer their Series D Stock, Series F Stock and/or New Shares in connection with a transfer of their interest in the Loan Agreement.

10.	AMENDMENT OF REGISTRATION RIGHTS.

No provision of this Agreement may be amended or waived by the parties from and after the date that is one (1) Business Day immediately preceding the initial filing of the Registration Statement with the SEC. Subject to the immediately preceding sentence, no provision of this Agreement may be (i) amended other than by a written instrument signed by both parties hereto or (ii) waived other than in a written instrument signed by the party against whom enforcement of such waiver is sought. Failure of any party to exercise any right or remedy under this Agreement or otherwise, or delay by a party in exercising such right or remedy, shall not operate as a waiver thereof.

11.   NO INCONSTENT AGREEMENTS. The rights granted to the Lateral Parties hereunder do not in any way conflict with and are not inconsistent with any other agreements to which the Company is a party or by which it is bound. Without the prior written consent of the Lateral Parties, the Company will not enter into any agreement with respect to its securities that is inconsistent with the rights granted in this Agreement or otherwise conflicts with the provisions hereof or provides terms and conditions that are more favorable to, or less restrictive on, the other party thereto than the terms and conditions contained in this Agreement are to the Lateral Parties, other than any lock-up agreement with the underwriters in connection with any registered offering effected hereunder, pursuant to which the Company shall agree not to register for sale, and the Company shall agree not to sell or otherwise dispose of, Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock, for a specified period following the registered offering. If the Company enters into any other registration rights agreement with respect to any of its securities that contains terms that are more favorable to, or less restrictive on, the other party thereto than the terms and conditions contained in this Agreement are to the Lateral Parties, the terms and conditions of this Agreement shall immediately be deemed to have been amended without further action by the Company or any of the Lateral Parties so that the Lateral Parties shall each be entitled to the benefit of any such more favorable or less restrictive terms or conditions.

12.	MISCELLANEOUS.

a. A Person is deemed to be a holder of Registrable Securities whenever such Person owns or is deemed to own of record such Registrable Securities. If the Company receives conflicting instructions, notices or elections from two or more Persons with respect to the same Registrable Securities, the Company shall act upon the basis of instructions, notice or election received from the registered owner of such Registrable Securities.

b. Any notices, consents, waivers or other communications required or permitted to be given under the terms of this Agreement must be in writing and will be deemed to have been delivered: (i) upon receipt, when delivered personally; (ii) upon receipt, when sent by facsimile or email (provided confirmation of transmission is mechanically or electronically generated and kept on file by the sending party); or (iii) one (1) Business Day after deposit with a nationally recognized overnight delivery service, in each case properly addressed to the party to receive the same. The addresses for such communications shall be:

If to the Company:

FTE Networks, Inc.

5495 Bryson Drive, Suite 423

Naples, Florida 34109

Telephone: (877) 878-8136

Facsimile: (___) _____-________

E-mail: mpalleschi@ftenet.com

Attention: Michael Palleschi, CEO

With a copy to (which shall not constitute notice or service of process):

K&L Gates LLP

200 S. Biscayne Blvd., Ste. 3900

Miami, Florida 33131

Telephone: (305) 539-3306

Facsimile: (305) 358-7095

E-mail: clayton.parker@klgates.com

Attention: Clayton E. Parker, Esq.

If to the Lateral Parties:

Lateral Global Laterals, LLC

1825 South Grant Street, Suite 210

San Mateo, CA 94402

Telephone: (650) 396-2200

Facsimile: (773) 496-2949

E-mail: patrick@lateralim.com

Attention: Patrick Feeney, Principal

With a copy to (which shall not constitute notice or service of process):

Gibson, Dunn & Crutcher LLP

2029 Century Park East, Suite 4000

Los Angeles, CA 90067

Attention: Cromwell Montgomery, Esq.

Facsimile: 310-552-7063

E-mail: cmontgomery@gibsondunn.com

or at such other address and/or facsimile number and/or to the attention of such other person as the recipient party has specified by written notice given to each other party three (3) Business Days prior to the effectiveness of such change. Written confirmation of receipt (A) given by the recipient of such notice, consent, waiver or other communication, (B) mechanically or electronically generated by the sender’s facsimile machine or email account containing the time, date, recipient facsimile number or email address, as applicable, and an image of the first page of such transmission or (C) provided by a nationally recognized overnight delivery service, shall be rebuttable evidence of personal service, receipt by facsimile or receipt from a nationally recognized overnight delivery service in accordance with clause (i), (ii) or (iii) above, respectively.

c. The corporate laws of the State of Delaware shall govern all issues concerning the relative rights of the Company and its stockholders. All other questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by the internal laws of the State of Delaware, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of Delaware or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of Delaware. Each party hereby irrevocably submits to the exclusive jurisdiction of the Delaware Court of Chancery and any appellate court therefrom within the State of Delaware, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address for such notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement in that jurisdiction or the validity or enforceability of any provision of this Agreement in any other jurisdiction. EACH PARTY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION HEREWITH OR ARISING OUT OF THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY.

d. This Agreement constitutes the entire agreement among the parties hereto with respect to the subject matter hereof and thereof. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein and therein. This Agreement supersedes all prior agreements and understandings among the parties hereto with respect to the subject matter hereof and thereof.

e. Subject to the requirements of Section 9, this Agreement shall inure to the benefit of and be binding upon the successors and permitted assigns of each of the parties hereto.

f. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

g. This Agreement may be executed in identical counterparts, each of which shall be deemed an original but all of which shall constitute one and the same agreement. This Agreement, once executed by a party, may be delivered to the other party hereto by facsimile transmission or by e-mail in a “.pdf” format data file of a copy of this Agreement bearing the signature of the party so delivering this Agreement.

h. Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

i. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent and no rules of strict construction will be applied against any party.

j. This Agreement is intended for the benefit of the parties hereto and their respective successors and permitted assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other Person.

* * * * * *

IN WITNESS WHEREOF, the parties have caused this Registration Rights Agreement to be duly executed as of day and year first above written.

THE COMPANY:

FTE NETWORKS, INC.

By: /s/ Michael Palleschi

Name: Michael Palleschi

Title: Chief Executive Officer

LATERAL PARTIES:

LATERAL JUSCOM FEEDER LLC

By: Lateral Global Investors, LLC, its Manager

By:

Name:

Title:

LATERAL FTE FEEDER LLC

By: Lateral Global Investors, LLC, its Manager

By:

Name:

Title:

Signature Page to Registration Rights Agreement